                                                          [LOGO]


           NEUBERGER BERMAN
           EQUITY TRUST-Registered Trademark-
           ---------------------------------------------------------
           NYCDC Socially Responsive Trust        SEMI-ANNUAL REPORT
                                                  FEBRUARY 28, 1999

TABLE OF CONTENTS

    THE FUND

    CHAIRMAN'S LETTER                              A-4

    PORTFOLIO COMMENTARY                           A-5

    FINANCIAL STATEMENTS                           B-1

    FINANCIAL HIGHLIGHTS                           B-7
      PER SHARE DATA

    THE PORTFOLIO

    SCHEDULE OF INVESTMENTS                        C-1
      TOP TEN EQUITY HOLDINGS

    FINANCIAL STATEMENTS                           C-4

    FINANCIAL HIGHLIGHTS                          C-10

    OTHER INFORMATION
Directory/Officers and Trustees                    D-1

CHAIRMAN'S LETTER                                                 April 16, 1999

Dear Fellow Shareholder,
  The first half of fiscal 1999 was the best of times and worst of times for equities investors. In September 1998, the first month of this reporting period, global economic and financial market turmoil sent stocks plummeting. Then, with three waves of interest rate cuts, Federal Reserve Chairman Alan Greenspan seemed to make the market's problems disappear and stocks surged back to record highs. However, not all stocks participated equally in the market recovery. Growth stocks performed significantly better than value stocks across the market capitalization spectrum, and large-cap stocks, in general, outperformed mid- and small-cap stocks. These short-term performance trends are reflected in the varying returns achieved by our different funds this time period.
  No one knows what the market has in store for us in the future or which investment style or capitalization sector will be most productive. That's why we believe prudent investors should diversify, rather than put all or most of their eggs in whatever style/capitalization portfolio has produced the most generous recent returns. That means making and maintaining positions in current laggards as well as current leaders.
  In closing, at Neuberger Berman, we are dedicated to offering quality funds managed by talented and experienced investors, not rushing to market with the latest "hot" product. We are proud of the long-term, solid performance of our family of investment products and are confident that our disciplined approach will keep us focused on the long-term potential of our portfolios. To that end, we try to overlook day-to-day market volatility and not overreact to short-term events, which could negatively impact our funds. We believe this strategy has benefited our shareholders in the past and will continue to do so in the years to come.
Sincerely,

/s/ Stanley Egener

Stanley Egener
Chairman of the Board
Neuberger Berman Equity Trust

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          NYCDC Socially Responsive Trust

   PORTFOLIO MANAGER JANET PRINDLE BELIEVES DOING GOOD IS GOOD BUSINESS AND HAS THE POTENTIAL TO PRODUCE POSITIVE INVESTMENT RESULTS. SHE FOCUSES ON COMPANIES THAT ARE AGENTS OF FAVORABLE CHANGE IN WORKPLACE POLICIES, PARTICULARLY FOR WOMEN AND MINORITIES, ARE GOOD CORPORATE CITIZENS, AND ARE RESPONSIVE TO ENVIRONMENTAL ISSUES. SHE DOES NOT INVEST IN TOBACCO, ALCOHOL, GAMBLING, NUCLEAR POWER, OR WEAPONS COMPANIES. BUT, SOCIAL RESPONSIBILITY ALONE DOES NOT QUALIFY A COMPANY AS A GOOD INVESTMENT. TRUE TO NEUBERGER BERMAN'S PRINCIPLES, PORTFOLIO CANDIDATES MUST FIRST APPEAR FUNDAMENTALLY ATTRACTIVE. THEN, AND ONLY THEN, ARE SOCIAL SCREENS APPLIED. THE OBJECTIVE IS SIMPLE AND STRAIGHTFORWARD -- TO SERVE BOTH SOCIETY AND SHAREHOLDERS.

  For the six-month period ended February 28, 1999, NYCDC Socially Responsive Trust gained 25.10% versus the Standard & Poor's 500 Index's 30.32% return.*
  In a period in which growth investing once again materially outperformed value investing, we credit our stock selection for the portfolio's competitive returns versus the growth stock dominated S&P 500. Our technology, healthcare, and consumer staples holdings excelled -- in aggregate, returning approximately 56%, 40% and 39%, respectively. Big winners in the technology sector included Analog Devices, Perkin Elmer, and Unisys -- high-quality companies we were able to accumulate at discounted valuations. Good performers in the consumer staples category included Kimberly Clark and Valassis Communications -- once again, top-tier companies bought at bargain prices. In the healthcare arena, previously out-of-favor stocks Biogen, C.R. Bard and Wellpoint Health Networks posted strong gains.
  However, our capital goods and utilities investments disappointed on both an absolute and relative performance basis. Plagued by slack global demand and the absence of pricing power, multinationals like Minnesota Mining and Manufacturing and Raychem Corp. struggled. We may have to wait for the global economy to stabilize before these and other high-quality capital goods holdings can advance. In addition, our utilities holdings have been restrained by uncertainty regarding how the ongoing deregulation of the utilities industry would impact earnings and most recently, by rising interest rates. We didn't buy utilities for

----------------------------------------------------------------------
          NYCDC Socially Responsive Trust (Cont'd) earnings or yield, but rather because we expect ongoing industry-wide consolidations to reduce operating expenses for many of these companies, which, in turn, should reveal their intrinsic value.
  In this report we would like to highlight three companies that we believe represent socially responsive companies which are also excellent investment opportunities. We have chosen to highlight drug maker Biogen, computer hardware and services company Unisys, and retailer Dayton Hudson. Be reminded we reserve the right to alter our opinion on these and all the stocks in the portfolio if changing circumstances dictate.
  First, Biogen is a company whose stock has more than doubled in the last six months. Its success in part is driven by the overwhelming reception for Avonex, its new drug for the treatment of multiple sclerosis. As the only drug that has proven effective in treating MS during all its stages, we believe Avonex has true blockbuster potential. Research reveals that since Avonex's introduction, early stage diagnosis of MS has increased, indicating the market for this product may be even larger than generally recognized. While Biogen's stock is no longer cheap, we believe if Avonex reaches its full potential and the company can bring other promising drugs in its pipeline to market, it may still be a long-term bargain at current prices. We applaud Biogen's success with Avonex and its ongoing commitment to finding treatments for other diseases.
  Second, Unisys, a computer hardware and services company, has exhibited strong performance over the last six months. Its management is now focusing on the higher margin computer network and systems integration business. This strategy, along with a much-improved balance sheet, is attracting investor attention. Unisys also deserves credit for re-engineering its facilities to dramatically reduce manufacturing emissions. This move has not only helped the company by producing future cost savings estimated at $6 million dollars annually, but it also benefited the communities located near its manufacturing facilities. A clearer business strategy, a healthier balance sheet, and cleaner air for its neighbors has earned our investment and socially responsive stamps of approval.

----------------------------------------------------------------------
          NYCDC Socially Responsive Trust (Cont'd)

  And third, retailer Dayton Hudson, another of the portfolio's excellent performers during the past six months, owes much of its progress to its Target Store discount chain. Target's profits are accelerating and now account for approximately 70% of parent Dayton Hudson's earnings. The Target formula -- low prices combined with more attractive merchandising and a higher level of service than that provided by many other discount retailers -- has turned out to be a winning strategy and one we believe can continue to propel Dayton Hudson's stock. Dayton Hudson also deserves high corporate citizenship marks for donating 5% of its pre-tax profits to charities and for its diverse board of directors that includes three women and two ethnic minority members.
  In closing, most value-oriented investors have struggled to keep pace with the S&P 500 over the last six months. Consequently, we are particularly pleased with the portfolio's performance during first-half fiscal 1999. As always, we are pleased to have been able to reward shareholders whose quest for financial security is coupled with a well-developed social conscience.

Sincerely,

/s/ Janet Prindle
Janet Prindle
PORTFOLIO MANAGER

*The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger Berman Management Incorporated ("NBMI") and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

 The composition, industries and holdings of the Portfolio are subject to change. Socially Responsive Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 Please remember that past performance is not indicative of future results.

                 (This page has been left blank intentionally.)

STATEMENT OF ASSETS AND LIABILITIES
Neuberger Berman
----------------------------------------------------------------------
          NYCDC Socially Responsive Trust

                                                     February 28,
                                                         1999
(000'S OMITTED EXCEPT PER SHARE AMOUNT)              (UNAUDITED)
                                                    --------------
ASSETS
      Investment in Portfolio, at value (Note A)    $     230,492
      Receivable for Trust shares sold                        156
      Receivable from administrator -- net (Note
        B)                                                     14
                                                    --------------
                                                          230,662
                                                    --------------
LIABILITIES
      Payable for Trust shares redeemed                       198
      Accrued expenses                                         39
                                                    --------------
                                                              237
                                                    --------------
NET ASSETS at value                                 $     230,425
                                                    --------------

NET ASSETS consist of:
      Par value                                     $          13
      Paid-in capital in excess of par value              165,319
      Accumulated undistributed net investment
        income                                                817
      Accumulated net realized gains on investment          5,714
      Net unrealized appreciation in value of
        investment                                         58,562
                                                    --------------
NET ASSETS at value                                 $     230,425
                                                    --------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
        authorized)                                        12,821
                                                    --------------

NET ASSET VALUE, offering and redemption price per
  share                                                    $17.97
                                                    --------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger Berman
----------------------------------------------------------------------
          NYCDC Socially Responsive Trust

                                                      For the
                                                     Six Months
                                                       Ended
                                                    February 28,
                                                        1999
(000'S OMITTED)                                     (UNAUDITED)
                                                    ------------
INVESTMENT INCOME
    Investment income from Portfolio (Note A)       $     1,550
                                                    ------------
    Expenses:
      Administration fee (Note B)                            54
      Shareholder reports                                    19
      Shareholder servicing agent fees                        8
      Legal fees                                              8
      Custodian fees                                          5
      Amortization of deferred organization and
        initial offering expenses (Note A)                    5
      Registration and filing fees                            4
      Auditing fees                                           4
      Trustees' fees and expenses                             3
      Miscellaneous                                           1
      Expenses from Portfolio (Notes A & B)                 646
                                                    ------------
        Total expenses                                      757
      Expenses reimbursed by administrator and
        reduced by custodian fee expense offset
        arrangement (Note B)                               (109)
                                                    ------------
        Total net expenses                                  648
                                                    ------------
        Net investment income                               902
                                                    ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS FROM
  PORTFOLIO (NOTE A)
    Net realized gain on investment securities            5,750
    Change in net unrealized appreciation of
      investment securities                              39,948
                                                    ------------
        Net gain on investments from Portfolio
          (Note A)                                       45,698
                                                    ------------
        Net increase in net assets resulting from
          operations                                $    46,600
                                                    ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger Berman
----------------------------------------------------------------------
          NYCDC Socially Responsive Trust

                                             For the
                                           Six Months        For the
                                              Ended           Year
                                          February 28,        Ended
                                              1999         August 31,
(000'S OMITTED)                            (UNAUDITED)        1998
                                          -----------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                 $        902    $      1,999
    Net realized gain on investments
      from Portfolio (Note A)                    5,750          21,314
    Change in net unrealized
      appreciation of investments from
      Portfolio (Note A)                        39,948         (34,977)
                                          -----------------------------
    Net increase (decrease) in net
      assets resulting from operations          46,600         (11,664)
                                          -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                       (1,994)         (1,260)
    Net realized gain on investments           (18,879)         (9,382)
                                          -----------------------------
    Total distributions to shareholders        (20,873)        (10,642)
                                          -----------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                   19,847          48,075
    Proceeds from reinvestment of
      dividends and distributions               20,873          10,642
    Payments for shares redeemed               (22,692)        (38,604)
                                          -----------------------------
    Net increase from Trust share
      transactions                              18,028          20,113
                                          -----------------------------
NET INCREASE (DECREASE) IN NET ASSETS           43,755          (2,193)
NET ASSETS:
    Beginning of period                        186,670         188,863
                                          -----------------------------
    End of period                         $    230,425    $    186,670
                                          -----------------------------
    Accumulated undistributed net
      investment income at end of period  $        817    $      1,909
                                          -----------------------------
NUMBER OF TRUST SHARES:
    Sold                                         1,109           2,554
    Issued on reinvestment of dividends
      and distributions                          1,147             619
    Redeemed                                    (1,273)         (2,052)
                                          -----------------------------
    Net increase in shares outstanding             983           1,121
                                          -----------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger Berman                                   February 28, 1999 (Unaudited)
----------------------------------------------------------------------
          Equity Trust

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger Berman NYCDC Socially Responsive Trust-SM- (the "Fund") is a separate operating series of Neuberger Berman Equity Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 6, 1993. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
      The Fund seeks to achieve its investment objective by investing all of its net investable assets in the Neuberger Berman Socially Responsive Portfolio of Equity Managers Trust (the "Portfolio") having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (64.87% at February 28, 1999). The Fund was created as an investment vehicle for participants in the Deferred Compensation Plan of the City of New York and Related Agencies and Instrumentalities. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.
2) PORTFOLIO VALUATION: The Fund records its investment in the Portfolio at value. Investment securities held by the Portfolio are valued as indicated in the notes following the Portfolio's Schedule of Investments.
3) TAXES: The Fund is treated as a separate entity for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.
4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of Portfolio expenses, daily on its investment in the Portfolio. Income dividends and distributions from net realized capital gains, if any, are normally distributed in December. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.
      The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
5) ORGANIZATION EXPENSES: Expenses incurred by the Fund in connection with its organization are being amortized on a straight-line basis over a five-year period. At February 28, 1999, the unamortized balance of such expenses amounted to $342.
6) EXPENSE ALLOCATION: The Fund bears all costs of its operations. Expenses incurred by the Trust with respect to any two or more funds are allocated in proportion to the net assets of such funds, except where a more appropriate allocation of expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.
7) OTHER: All net investment income and realized and unrealized capital gains and losses of the Portfolio are allocated pro rata among its respective funds and any other investors in the Portfolio.

NOTE B -- ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS
          WITH AFFILIATES:
   The Fund retains Neuberger Berman Management Inc.-Registered Trademark- ("Management") as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.05% of the Fund's average daily net assets. The Fund indirectly pays for investment management services through its investment in the Portfolio (see Note B of Notes to Financial Statements of the Portfolio).
   Management has voluntarily undertaken to reimburse the Fund for its operating expenses plus its pro rata share of the Portfolio's operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) which exceed, in the aggregate, 0.60% per annum of the Fund's average daily net assets. This undertaking is subject to termination by Management upon at least 60 days' prior written notice to the Fund. For the six months ended February 28, 1999, such excess expenses amounted to $108,771.
   All of the capital stock of Management is owned by individuals who are also principals of Neuberger Berman, LLC ("Neuberger"), a member firm of The New

York Stock Exchange and sub-adviser to the Portfolio. Several individuals who are officers and/or trustees of the Trust are also principals of Neuberger and/or officers and/or directors of Management.
   The Fund also has a distribution agreement with Management. Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of the Fund.
   The Portfolio has an expense offset arrangement in connection with its custodian contract. In addition, in connection with the Securities Lending Agreement between the Portfolio and Morgan Stanley & Co. Incorporated ("Morgan"), Morgan has agreed to reimburse the Portfolio for transaction costs incurred on security lending transactions charged by the custodian. The impact of these arrangements, reflected in the Statement of Operations under the caption Expenses from Portfolio, was a reduction of $66 and $293, respectively.

NOTE C -- INVESTMENT TRANSACTIONS:
   During the six months ended February 28, 1999, additions and reductions in the Fund's investment in the Portfolio amounted to $10,902,128 and $13,666,771, respectively.

NOTE D -- UNAUDITED FINANCIAL INFORMATION:
   The financial information included in this interim report is taken from the records of the fund without audit by independent accountants. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          NYCDC Socially Responsive Trust(1)
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                                             For the
                                                                                                             Period
                                                                                                              from
                                                                                                              March
                                              For the                                                          14,
                                             Six Months                                                      1994(2)
                                               Ended                                                           to
                                            February 28,                                                     August
                                                1999                For the Year Ended August 31,              31,
                                            (UNAUDITED)       1998        1997        1996        1995        1994
                                            ------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $     15.77      $ 17.62     $ 14.42     $ 12.27     $ 10.43     $10.20
                                            ------------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income                           .07          .17         .17         .14         .13        .06
    Net Gains or Losses on Securities
     (both realized and unrealized)                3.91        (1.06)       4.38        2.44        1.82        .17
                                            ------------------------------------------------------------------------
      Total From Investment Operations             3.98         (.89)       4.55        2.58        1.95        .23
                                            ------------------------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                       (.17)        (.16)       (.16)       (.12)       (.11)        --
    Distributions (from net capital
     gains)                                       (1.61)        (.80)      (1.19)       (.31)         --         --
                                            ------------------------------------------------------------------------
      Total Distributions                         (1.78)        (.96)      (1.35)       (.43)       (.11)        --
                                            ------------------------------------------------------------------------
Net Asset Value, End of Period              $     17.97      $ 15.77     $ 17.62     $ 14.42     $ 12.27     $10.43
                                            ------------------------------------------------------------------------
Total Return(3)                                  +25.10%(4)    -5.49%     +33.20%     +21.27%     +18.95%     +2.26%(4)
                                            ------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                              $     230.4      $ 186.7     $ 188.9     $ 125.6     $  88.5     $ 68.6
                                            ------------------------------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)                                  .60%(7)      .60%        .60%        .60%         --         --
                                            ------------------------------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets(6)                                      .60%(7)      .60%        .60%        .60%        .60%       .60%(7)
                                            ------------------------------------------------------------------------
    Ratio of Net Investment Income to
     Average Net Assets                             .84%(7)      .92%       1.11%       1.06%       1.26%      1.42%(7)
                                            ------------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger Berman                                   February 28, 1999 (Unaudited)
----------------------------------------------------------------------
          NYCDC Socially Responsive Trust
1) The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of the Portfolio's income and expenses.
2) The date investment operations commenced.
3) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses.
4) Not annualized.
5) For fiscal periods ending after September 1, 1995, the Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
6) After reimbursement of expenses by Management as described in Note B of Notes to Financial Statements. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                                    For the                                                     For the
                                                  Six Months                                                  Period from
                                                     Ended                                                 March 14, 1994 to
                                                 February 28,         For the Year Ended August 31,            August 31,
                                                     1999          1998      1997      1996      1995             1994
-----------------------------------------------------------------------------------------------------------------------------
Net Expenses                                             .70%      .70%      .73%      .80%      .85%                   .84%

7) Annualized.

SCHEDULE OF INVESTMENTS
Neuberger Berman                                   February 28, 1999 (Unaudited)

--------------------------------------------------------------------------------
          Socially Responsive Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Citigroup Inc.                                  3.6%
 2.  MCI WorldCom                                    3.5%
 3.  C. R. Bard                                      3.2%
 4.  Intel Corp.                                     2.7%
 5.  Wal-Mart Stores                                 2.7%
 6.  ALZA Corp.                                      2.7%
 7.  Wellpoint Health Networks                       2.6%
 8.  Unisys Corp.                                    2.5%
 9.  Tyco International                              2.5%
10.  Fannie Mae                                      2.5%

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
COMMON STOCKS (95.8%)
ADVERTISING (2.2%)
   330,000  True North Communications       $     7,693
                                            -------------
AUTOMOTIVE (1.7%)
   137,200  Borg-Warner Automotive                5,977
                                            -------------
BANKING & FINANCIAL (2.4%)
   160,000  Bank One                              8,600
                                            -------------
CHEMICALS (1.2%)
   100,000  Minerals Technologies                 4,294
                                            -------------
CONSUMER GOODS & SERVICES (2.0%)
   150,000  Kimberly-Clark                        7,088
                                            -------------
DIVERSIFIED (2.5%)
   120,000  Tyco International                    8,933
                                            -------------
ENERGY (1.7%)
    80,000  Chevron Corp.                         6,150
                                            -------------
ENTERTAINMENT (2.2%)
   300,000  Fox Entertainment Group               7,800
                                            -------------

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
FINANCIAL SERVICES (10.5%)
   150,000  Ambac Financial Group           $     8,400
   217,500  Citigroup Inc.                       12,778
   200,000  Dun & Bradstreet                      6,850
   125,000  Fannie Mae                            8,750
    53,500  Indigo Aviation ADR                     401
                                            -------------
                                                 37,179
                                            -------------
FOOD & BEVERAGE (1.9%)
    80,000  McDonald's Corp.                      6,800
                                            -------------
FURNISHINGS (2.1%)
   350,000  Leggett & Platt                       7,328
                                            -------------
HEALTH CARE (13.7%)
   180,000  ALZA Corp.                            9,439
    85,000  Biogen, Inc.                          8,171
   250,000  Invacare Corp.                        5,937
    90,000  Johnson & Johnson                     7,684
   120,000  Warner-Lambert                        8,287
   118,000  Wellpoint Health Networks             9,307
                                            -------------
                                                 48,825
                                            -------------
HOSPITAL SUPPLIES (5.2%)
   150,000  Beckman Coulter                       7,247
   200,000  C. R. Bard                           11,275
                                            -------------
                                                 18,522
                                            -------------
INDUSTRIAL & COMMERCIAL PRODUCTS (2.2%)
   350,000  Raychem Corp.                         7,984
                                            -------------
INSURANCE (3.9%)
   380,000  ESG Re                                6,436
   160,000  ReliaStar Financial                   7,260
                                            -------------
                                                 13,696
                                            -------------
OIL & GAS (1.3%)
   200,000  Cooper Cameron                        4,625
                                            -------------
PAPER & FOREST PRODUCTS (1.6%)
   190,000  Mead Corp.                            5,783
                                            -------------

SCHEDULE OF INVESTMENTS
Neuberger Berman                                   February 28, 1999 (Unaudited)

--------------------------------------------------------------------------------

          Socially Responsive Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
PUBLISHING & BROADCASTING (4.1%)
   240,000  CMP Media                       $     7,200
   150,000  Valassis Communications               7,200
                                            -------------
                                                 14,400
                                            -------------
RECYCLING (0.7%)
   187,500  IMCO Recycling                        2,355
                                            -------------
RETAIL GROCERY (1.9%)
   120,000  Albertson's Inc.                      6,840
                                            -------------
RETAIL STORES (4.6%)
   160,000  Circuit City Stores                   8,680
   120,000  Dayton Hudson                         7,508
                                            -------------
                                                 16,188
                                            -------------
RETAILING (2.7%)
   110,000  Wal-Mart Stores                       9,501
                                            -------------
TECHNOLOGY (12.8%)
   230,000  Analog Devices                        5,764
   160,000  Compaq Computer                       5,640
   120,000  Hewlett-Packard                       7,973
    80,000  Intel Corp.                           9,595
   300,000  Unisys Corp.                          8,944
   140,000  Xerox Corp.                           7,726
                                            -------------
                                                 45,642
                                            -------------
TELECOMMUNICATIONS (4.0%)
   150,000  MCI WorldCom                         12,375
   303,200  Metromedia International Group        1,762
                                            -------------
                                                 14,137
                                            -------------
TRANSPORTATION (1.9%)
   120,000  AMR Corp.                             6,653
                                            -------------
UTILITIES, ELECTRIC & GAS (4.8%)
   180,000  Cinergy Corp.                         5,254
   300,000  DPL Inc.                              5,343
   250,000  KeySpan Energy                        6,625
                                            -------------
                                                 17,222
                                            -------------
            TOTAL COMMON STOCKS (COST
             $260,523)                          340,215
                                            -------------
                                               Market
                                              Value(1)
Principal                                      (000's
  Amount                                      omitted)
----------                                  -------------
U.S. TREASURY SECURITIES (1.2%)
$4,370,000  U.S. Treasury Bills, 4.30% &
             4.485%, due 3/25/99 & 4/22/99
             (COST $4,347)                    $   4,347(2)
                                            -------------
REPURCHASE AGREEMENTS (3.2%)
11,340,000  State Street Bank and Trust
             Co. Repurchase Agreement,
             4.70%, due 3/1/99, dated
             2/26/99, Maturity Value
             $11,344,442, Collateralized
             by $9,970,000 U.S. Treasury
             Bonds, 7.25%, due 5/15/16
             (Collateral Value
             $11,683,624) (COST $11,340)         11,340  (2)
                                            -------------
SHORT-TERM INVESTMENTS (1.8%)
   100,000  Self Help Credit Union, 4.66%,
             due 5/24/99                            100
 6,293,657  N&B Securities Lending Quality
             Fund, LLC                            6,294
                                            -------------
            TOTAL SHORT-TERM INVESTMENTS
             (COST $6,394)                        6,394  (2)
                                            -------------
            TOTAL INVESTMENTS (102.0%)
             (COST $282,604)                    362,296  (3)
            Liabilities, less cash,
             receivables and other assets
             [(2.0%)]                            (6,964  )
                                            -------------
            TOTAL NET ASSETS (100.0%)       $   355,332
                                            -------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
Neuberger Berman                                   February 28, 1999 (Unaudited)
----------------------------------------------------------------------
          Socially Responsive Portfolio
1) Investment securities of the Portfolio are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Portfolio values all other securities by a method the trustees of Equity Managers Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) At cost, which approximates market value.
3) The cost of investments for U.S. Federal income tax purposes was $282,603,942. At February 28, 1999, gross unrealized appreciation of investments was $93,521,367 and gross unrealized depreciation of investments was $13,829,456, resulting in net unrealized appreciation of $79,691,911, based on cost for U.S. Federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
Neuberger Berman
----------------------------------------------------------------------
          Socially Responsive Portfolio

                                                     February 28,
                                                         1999
(000'S OMITTED)                                      (UNAUDITED)
                                                    --------------
ASSETS
      Investments in securities, at market value*
        (Note A) -- see Schedule of Investments     $     362,296
      Cash                                                      9
      Receivable for securities sold                        6,009
      Dividends and interest receivable                       722
      Prepaid expenses and other assets                         7
                                                    --------------
                                                          369,043
                                                    --------------
LIABILITIES
      Payable for securities purchased                      6,907
      Payable for collateral on securities loaned
        (Note A)                                            6,293
      Accrued expenses and other payables                     362
      Payable to investment manager (Note B)                  149
                                                    --------------
                                                           13,711
                                                    --------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $     355,332
                                                    --------------

NET ASSETS consist of:
      Paid-in capital                               $     275,640
      Net unrealized appreciation in value of
        investment securities                              79,692
                                                    --------------
NET ASSETS                                          $     355,332
                                                    --------------
*Cost of investments                                $     282,604
                                                    --------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger Berman
----------------------------------------------------------------------
          Socially Responsive Portfolio

                                                      For the
                                                     Six Months
                                                       Ended
                                                    February 28,
                                                        1999
(000'S OMITTED)                                     (UNAUDITED)
                                                    ------------
INVESTMENT INCOME
    Income:
      Dividend income                               $     2,013
      Interest income                                       353
                                                    ------------
        Total income                                      2,366
                                                    ------------
    Expenses:
      Investment management fee (Note B)                    896
      Custodian fees (Note B)                                53
      Auditing fees                                          15
      Legal fees                                              8
      Accounting fees                                         5
      Trustees' fees and expenses                             5
      Amortization of deferred organization and
        initial offering expenses (Note A)                    3
      Insurance expense                                       2
                                                    ------------
        Total expenses                                      987
      Expenses reduced by custodian fee expense
        offset arrangement (Note B)                          (1)
                                                    ------------
        Total net expenses                                  986
                                                    ------------
        Net investment income                             1,380
                                                    ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on investment securities
      sold                                                6,144
    Change in net unrealized appreciation of
      investment securities                              63,179
                                                    ------------
        Net gain on investments                          69,323
                                                    ------------
        Net increase in net assets resulting from
          operations                                $    70,703
                                                    ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger Berman
----------------------------------------------------------------------
          Socially Responsive Portfolio

                                             For the
                                           Six Months        For the
                                              Ended           Year
                                          February 28,        Ended
                                              1999         August 31,
(000'S OMITTED)                            (UNAUDITED)        1998
                                          -----------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                 $      1,380    $      2,863
    Net realized gain on investments             6,144          26,331
    Change in net unrealized
      appreciation of investments               63,179         (50,773)
                                          -----------------------------
    Net increase (decrease) in net
      assets resulting from operations          70,703         (21,579)
                                          -----------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                   25,042          71,633
    Reductions                                 (23,263)        (23,485)
                                          -----------------------------
    Net increase in net assets resulting
      from transactions in investors'
      beneficial interests                       1,779          48,148
                                          -----------------------------
NET INCREASE IN NET ASSETS                      72,482          26,569
NET ASSETS:
    Beginning of period                        282,850         256,281
                                          -----------------------------
    End of period                         $    355,332    $    282,850
                                          -----------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
                                                   February 28, 1999 (Unaudited)
----------------------------------------------------------------------
          Equity Managers Trust

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger Berman Socially Responsive Portfolio (the "Portfolio") is a separate operating series of Equity Managers Trust ("Managers Trust"), a New York common law trust organized as of December 1, 1992. Managers Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Other regulated investment companies sponsored by Neuberger Berman Management Inc. ("Management"), whose financial statements are not presented herein, also invest in the Portfolio and other portfolios of Managers Trust.
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Portfolio's Schedule of Investments.
3) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Portfolio becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.
4) TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code. Each portfolio of Managers Trust also intends to conduct its operations so that each of its investors will be able to qualify as a regulated investment company. Each portfolio will be treated as a partnership for U.S. Federal income tax purposes and is therefore not subject to U.S. Federal income tax.
5) ORGANIZATION EXPENSES: Expenses incurred by the Portfolio in connection with its organization are being amortized by the Portfolio on a straight-line basis over a five-year period. At February 28, 1999, the unamortized balance of such expenses amounted to $233.
6) EXPENSE ALLOCATION: The Portfolio bears all costs of its operations. Expenses incurred by Managers Trust with respect to any two or more portfolios are allocated in proportion to the net assets of such portfolios, except where a more appropriate allocation of expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.
7) SECURITY LENDING: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of Managers Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Portfolio makes security loans. The Portfolio will not lend securities on which covered call options have been written, or lend securities on terms which would prevent each of its investors from qualifying as a regulated investment company. Effective June 1, 1998, the Portfolio entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Portfolio receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company pursuant to guidelines approved by Managers Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Portfolio receives a fee, payable monthly, negotiated by the Portfolio and Morgan, based on the number and duration of the lending transactions. At February 28, 1999, the value of the securities loaned and the value of the collateral were $6,170,250 and $6,293,657, respectively.
8) REPURCHASE AGREEMENTS: The Portfolio may enter into repurchase agreements with institutions that the Portfolio's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Portfolio requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Portfolio to obtain those securities in the event of a default under the repurchase agreement. The Portfolio monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Portfolio under each such repurchase agreement.

NOTE B -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
   The Portfolio retains Management as its investment manager under a Management Agreement. For such investment management services, the Portfolio pays Management a fee at the annual rate of 0.55% of the first $250 million of the Portfolio's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion.
   All of the capital stock of Management is owned by individuals who are also principals of Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Portfolio. Neuberger is retained by

Management to furnish it with investment recommendations and research information without added cost to the Portfolio. Several individuals who are officers and/or trustees of Managers Trust are also principals of Neuberger and/or officers and/or directors of Management.
   The Portfolio has an expense offset arrangement in connection with its custodian contract. In addition, in connection with the Securities Lending Agreement between the Portfolio and Morgan, Morgan has agreed to reimburse the Portfolio for transaction costs incurred on security lending transactions charged by the custodian. The impact of these arrangements, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $100 and $448, respectively.

NOTE C -- SECURITIES TRANSACTIONS:
   During the six months ended February 28, 1999, there were purchase and sale transactions (excluding short-term securities) of $95,860,433 and $90,481,097, respectively.
   During the six months ended February 28, 1999, brokerage commissions on securities transactions amounted to $242,023, of which Neuberger received $165,385, and other brokers received $76,638.

NOTE D -- UNAUDITED FINANCIAL INFORMATION:
   The financial information included in this interim report is taken from the records of the Portfolio without audit by independent accountants. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Socially Responsive Portfolio

                                                                                                        For
                                                                                                        the
                                                                                                       Period
                                            For the                                                     from
                                              Six                                                      March
                                            Months                                                      14,
                                             Ended                                                     1994(1)
                                            February                                                   to
                                            28,                                                        August
                                             1999             For the Year Ended August 31,             31,
                                            (UNAUDITED)  1998        1997        1996        1995       1994
                                            -----------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)                          .60%(3)      .60%        .63%        .65%        --        --
                                            -----------------------------------------------------------------
    Net Expenses                               .60%(3)      .60%        .63%        .65%       .68%      .69%(3)
                                            -----------------------------------------------------------------
    Net Investment Income                      .84%(3)      .92%       1.08%       1.02%      1.18%     1.33%(3)
                                            -----------------------------------------------------------------
Portfolio Turnover Rate                         29%          47%         51%         53%        58%       14%
                                            -----------------------------------------------------------------
Net Assets, End of Period (in millions)     $355.3       $282.9      $256.3      $158.5      $96.7     $70.7
                                            -----------------------------------------------------------------

1) The date investment operations commenced.

2) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.

OTHER INFORMATION

DIRECTORY
INVESTMENT MANAGER, ADMINISTRATOR
AND DISTRIBUTOR
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER
SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

ADDRESS CORRESPONDENCE TO:
Deferred Compensation Plan of the
City of New York and Related Agencies
and Instrumentalities
40 Rector Street 3rd Floor
New York, NY 10006
212.306.7760

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

OFFICERS AND TRUSTEES
Stanley Egener
 CHAIRMAN OF THE BOARD AND TRUSTEE
Lawrence Zicklin
 PRESIDENT AND TRUSTEE
Faith Colish
 TRUSTEE
Howard A. Mileaf
 TRUSTEE
Edward I. O'Brien
 TRUSTEE
John T. Patterson, Jr.
 TRUSTEE
John P. Rosenthal
 TRUSTEE
Cornelius T. Ryan
 TRUSTEE
Gustave H. Shubert
 TRUSTEE
Daniel J. Sullivan
 VICE PRESIDENT
Michael J. Weiner
 VICE PRESIDENT
Richard Russell
 TREASURER
Claudia A. Brandon
 SECRETARY
Barbara DiGiorgio
 ASSISTANT TREASURER
Celeste Wischerth
 ASSISTANT TREASURER
Stacy Cooper-Shugrue
 ASSISTANT SECRETARY
C. Carl Randolph
 ASSISTANT SECRETARY

-C- 1999 Neuberger Berman Management Inc.

                                          Statistics and projections in this
                                          report are derived from sources
                                          deemed to be reliable but cannot be
                                          regarded as a representation of
                                          future results of the Fund. This
                                          report is prepared for the general
                                          information of shareholders and is
                                          not an offer of shares of the Fund.
                                          Shares are sold only through the
                                          currently effective prospectus, which
                                          must precede or accompany this report.


                                   [LOGO]


                                          NEUBERGER BERMAN MANAGEMENT INC.
                                          605 Third Avenue 2nd Floor
                                          New York, NY 10158-0180
                                          SHAREHOLDER SERVICES
                                          800.877.9700
                                          INSTITUTIONAL SERVICES
                                          800.366.6264
                                          www.nbfunds.com


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